                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                         FORM 8-K/A (Amendment No. 1)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  June 11, 2001



                            ASTEA INTERNATIONAL INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    0-26330                    23-2119058

(State or Other Jurisdiction       (Commission                (I.R.S. Employer
    of Incorporation)              File Number)              Identification No.)


                           455 Business Center Drive
                          Horsham, Pennsylvania 19044
                    (Address of principal executive offices)


                                 (215) 682-2500
              (Registrant's telephone number, including area code)
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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

1. On June 11, 2001, Astea International Inc. ("Astea" or the "Registrant") engaged the accounting firm of BDO Seidman, LLP as independent public accountants for the Registrant for the fiscal year ending December 31, 2001. Arthur Andersen LLP ("AA") was dismissed on June 11, 2001 as the Registrant's auditor, however they will continue, for a limited time, to work on certain tax matters which are currently in process. The change was recommended by management and approved by Astea's Audit Committee and its Board of Directors.

2. In connection with its audits for the two most recent fiscal years and through June 11, 2001 there were no disagreements with AA on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of AA, would have caused them to make reference thereto in their report on the financial statements for such years, nor were there any reportable events.

3. The reports of AA on the financial statements of the Registrant for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

4. The Registrant has not consulted with BDO Seidman, LLP during the last two fiscal years or subsequent interim periods on either (i) the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion BDO Seidman, LLP might issue on the Registrant's financial statements or (ii) any matter that was either the subject of a disagreement (as described in Paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Paragraph 304(a)(1)(v) of Regulation S-K).

5. The Registrant has requested that AA furnish a letter addressed to the SEC stating whether or not AA agrees with the above statements. A copy of such letter to the SEC, dated June 18, 2001, is filed as Exhibit 16 to this Form 8-K/A.

ITEM 7. EXHIBITS

Exhibit 16 - Letter of Arthur Andersen LLP regarding change in certifying accountant.
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Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ASTEA INTERNATIONAL INC.


Date:  June 22, 2001                 By:   /s/Zack B. Bergreen
                                           -------------------
                                           Zack B. Bergreen
                                           President and Chief Executive Officer

                                     By:   /s/Fredric Etskovitz
                                           --------------------
                                           Fredric Etskovitz
                                           Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

16                Letter from Arthur Andersen